Exhibit 99.1

Microbot Medical Secures the First Healthcare System in North Carolina to Adopt the LIBERTY® Endovascular Robotic System

A leading Academic Center becomes the First User in the South-Atlantic Region

HINGHAM, Mass., June 2, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that it has secured its first North Carolina-based customer, becoming the latest healthcare system to adopt the LIBERTY System, demonstrating a broadening geographic penetration from the southeast, mid-Atlantic and northeast U.S. The Company’s latest account delivers state of the art patient care through a multi-hospital network that encompasses the entire state and joins a growing roster of health systems that we believe recognize the unique benefits of the LIBERTY system.

“It’s exciting to see the pace of increase in new accounts following the full market release of the LIBERTY system, including our newest territories in the northeast and South-Atlantic, as some of the nation’s leading health systems are adopting LIBERTY system,” commented Harel Gadot, CEO, President and Chairman. “The recent new account addition is another significant development for Microbot and represents continued execution of our commercial strategy, and we expect to penetrate other major metropolitan markets with some of the leading academic institutions in the U.S. adopting the LIBERTY system.”

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com